ARTICLES OF INCORPORATION
                                    OF
                           PAK-MAIL STORES, INC.


     The undersigned, being a natural person of the age of eighteen
(18) years of more, hereby forms a corporation under and pursuant to the laws of the State of Colorado, and adopts the following Articles of
Incorporation:

                                 ARTICLE I

     1.1    Name.  The name of the Corporation shall be: PAK-MAIL STORES, INC.

                                ARTICLE II

     2.1    Duration.  The Corporation shall have perpetual existence.

                                ARTICLE III

     3.1 Purpose and Power. The nature of the business of the Corporation, the purpose for which it is organized and its powers are as follows:

          (a)     Custom packaging and transporting of materials.

          (b) To engage in the transaction of all lawful business or pursue any other lawful purpose or purposes for which a corporation may be organized under the laws of the State of Colorado.

          (c) To have, enjoy and exercise all of the rights, powers and privileges now or hereafter conferred upon corporations organized under the laws of the State of Colorado, whether now or hereafter in effect, and whether or not herein specifically mentioned.

     3.2 No Restriction. The forgoing enumeration of purposes and powers shall not limit or restrict in any manner the exercise of other and further rights and powers which may now or hereafter be allowed or permitted by law.

                                ARTICLE IV

     4.1 Stock Classes and Shares Authorized. The authorized capital stock of the Corporation shall be 10,000,000 shares of Common Stock, $.01 per value.

     4.2     Common Stock.

          (a) After the requirements with respect to preferential dividends on the Preferred Stock, if any, shall have been met and after the Corporation shall have combined with all the requirements, if any, with respect to the setting aside of sums and sinking funds or redemption or purchase accounts, and subject further to any other conditions which may be fixed in accordance with the provisions of Section 3 of the Article IV, then, and not otherwise, the holders of the Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors of the Corporation paid out of funds legally available therefor.

          (b) After distribution in full of the preferential amount, if any, to be distributed to the holders of the Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution, or winding-up of the Corporation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of the Common Stock held by them respectively.

          (c) Except any may otherwise be required by law, each holder of the Common Stock shall have one vote on all matters voted upon by the shareholders for each share of Common Stock standing in his name on the books of the Corporation and entitled to vote. In the election of the Board of Directors, cumulative voting shall not be authorized.

     4.3 Preferred Stock. Shares of Preferred Stock, if authorized and issued, may be divided into such series as may be established, from time to time, by the Board of Directors. The Board of Directors, from time to time, may fix and determine the relative rights and preferences of the shares of any series so established.

     4.4 Consideration. Shares may be issued for money, property, labor of services actually performed for the Corporation, or for any other assets of value in accordance with the action of the Board of Directors, whose judgment as to the value of the assets received in return for said shares shall be conclusive. When payment of the consideration for which shares are to be issued shall have been received, such shares shall be deemed to be fully paid and not liable for any further call or assessment thereon.

     4.5 Pre-emptive Rights. Shareholders of the capital stock of the Corporation shall not have the pre-emptive right to subscribe for any shares of the capital stock of the Corporation, whether now or hereafter authorized, or the right to acquire additional unissued or treasury shares of the Corporation, or securities convertible into shares or carrying stock purchase warrants or privileges.

     4.6 Distributions. The Board of Directors may, from time to time, distribute the shareholders in partial liquidation, out of stated capital of capital surplus of the Corporation, a portion of its assets, in cash or property, subject to the limitations set forth in the statutes of the State of Colorado.

     4.7 Recognition of Registered Shareholders. The Corporation shall be entitled to treat the registered holder of any shares of the Corporation as the owner thereof for all purposes, including all rights derived from such shares, and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares, on the part of any other persons, including, but without limiting the generality thereof, the purchaser, assignee or transferee of such shares or rights deriving from such shares, unless and until such purchaser, assignee, transferee or other person becomes a registered holder of such shares, whether or not the Corporation shall have either actual or constructive notice of the interest of such purchaser, assignee, transferee or any other person. The purchaser, assignee, or transferee of any of the shares of the Corporation shall not be entitled: (a) to receive notice of the meetings of the shareholders; (b) to vote at such meetings; (c) to examine a list of the shareholders; (d) to be paid dividends or other sums payable to shareholders; (e) to own, enjoy and exercise any other privilege or right derived from such shares against the Corporation, until such purchaser, assignee or transferee has become the registered holder of such shares.

     4.8 Restrictions on Transfer. The Corporation shall have the right to impose restrictions on the transfer of all, or any part of, its shares and may become party to agreements entered into by any of its shareholders restricting transfer or encumbrance of any of its shares, or subjecting any of its shares to repurchase or resale obligations.

                                 ARTICLE V

     5.1 Board of Directors; Number. The governing board of the Corporation shall be known as the Board of Directors. The number of directors may be established and from time to time by increased or decreased in such manner as shall be provided in the Bylaws of the Corporation, provided that the number of directors shall not be less than three (3); except that there need be only as many directors as there are shareholders in the event that the outstanding shares are held of record by fewer than three (3) shareholders.

     5.2 Initial Directors. The initial Board of Directors shall consist of three members, and the names and addresses of those persons are to serve as directors until the first annual meeting of shareholders, or until their successors shall have been elected and qualified, are as follows:

               Director                    Address

          Wayne Pace               11059 E. Bethany Drive #211
                                   Aurora, CO  80014

          Richard Godwin           C/O The Packaging Store
                                   2312 South Colorado Blvd.
                                   Denver, CO  80220

          Dianna Hicks             11059 E. Bethany Drive #211
                                   Aurora, CO  80014

                                ARTICLE VI

     6.1 Related Party Transactions. No contract or other transaction between the Corporation and one or more of its directors or any other corporation, firm, association or entity in which one or more of its directors are directors or officers or are financially interested shall be either void or voidable solely because of such relationship or interest or solely because such directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or solely because their votes are counted for such purpose if:

          (a) The fact of such relationship or interest is disclosed to or known by the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by vote or consent sufficient for that purpose without counting the votes or consents of such interested directors; or

          (b) The fact of such relationship or interest is disclosed to or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

     (c) The contract or transaction is fair ad reasonable to the Corporation.

          Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

     6.2 Corporate Opportunities. The officers, directors, and other members of management of the Corporation shall be subject to the doctrine of corporate opportunities only insofar as it applies to business opportunities in which the Corporation has expressed an interest as determined from time to time by resolutions of the Board of Directors. When so delineated, opportunities within such areas of interest shall be disclosed promptly to the Board of Directors. The Board of Directors may reject any business opportunity presented to it, and thereafter any officer, director, or other member of management may avail himself of such opportunity. Until such time as the Corporation, through its Board of Directors, has designated an area of interest, the officers, directors, and other members of management shall be free to engage in such areas of interest and the provisions hereof shall not limit the rights of any officer, director, or member of management to continue a business existing prior to the time that such an area of interest has been designated.

                                ARTICLE VII

     7.1 Registered Office and Agent. The address of the initial registered office of the Corporation shall be 11059 E. Bethany Drive, #211, Aurora, Colorado, 80014, and the name of the initial registered agent of the Corporation at such address is Wayne Pace.

                               ARTICLE VIII

     8.1 Indemnity for Direct Actions. The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contenders or its act in good faith and in a manner which he reasonably believed to be in the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     8.2 Indemnity for Derivative Actions. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney s fees), actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. However, no indemnification shall be made in respect of any claim, issue, or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

     8.3 Expenses. The extent that a director, officer, employee or agent of the Corporation has been successful on the merits in defense of any action, suit or proceeding referred to in Section 1 or 2 of the Article VIII, or in defense of any claim, issue or matter therein, he shall be indemnified by the Corporation against expenses (including attorney s fees) actually and reasonably incurred by him in connection therewith.

     8.4 Determination. Any indemnification under Section 1 or 2 of this Article VIII (unless ordered by a court), shall be made by the Corporation only if authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper under the circumstances because he has met the applicable standard of conduct set forth in said Section 1 or 2. Such determination shall be a quorum consisting of directors who were not parties to such action, suit or proceeding, or, if such a quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel is a written opinion, or by the shareholders. A director, shareholder or officer shall be deemed disinterested in a matter if he has no interest therein other than as a director, officer or shareholder of the Corporation, as the case may be. The Corporation may pay the fees and expenses of the directors, shareholders and officers, as the case may be, reasonably incurred in connection with reaching a determination as provided above.

     8.5 Advance of Expenses. Expenses (including attorney s fees) incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding if authorized in the manner provided in Section 4 of this Article VIII, and upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the Corporation as authorized in this
Article VIII.

     8.6     Other Rights.  The indemnification provided under this
Article VIII shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these Articles of Incorporation, any bylaw, agreement, vote of shareholders or disinterested directors, or other, and any procedure provided for by any of the foregoing, both as to action in an official capacity and as to action while holding such office, and shall continue to apply to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

     8.7 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VIII.

                                ARTICLE IX

     9.1 Shareholders Meetings. Shareholder s meetings may be held at such time and place as stated in the Bylaws of the Corporation. At all shareholder s meetings, ten (10%) of all shares entitled to vote shall constitute a quorum.

                                 ARTICLE X

     10.1 Shareholder Vote. The shareholders, by vote or concurrence of a majority of the outstanding shares of the Corporation, or any class or series thereof, entitled to vote on the subject matter, may take any action which, except for this Article, would require a two-thirds vote under the Colorado Corporation Code, as amended.

                                ARTICLE XI

     11.1 Amendment. These Articles of Incorporation may be amended by resolution of the board of directors if no shares have been issued. If shares have been issued, by the affirmative vote of the holders of at lease a majority of the shares entitled to vote thereon at a meeting duly called for that purpose, or , when authorized, when such action is ratified by the written consent of all the shareholders entitled to vote thereon.

                                ARTICLE XII

     12.1 Dissolution Procedure. The Corporation shall be dissolved upon the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon at a meeting duly called for the purpose, or when authorized or ratified by the written consent of the holders of all of the shares entitled to vote thereon.

     12.2 Revocation. The Corporation shall revoke voluntary dissolution proceedings upon the affirmative vote of the holders of at least a majority of the shares entitled to vote at the meeting duly called for that purpose, or when authorized or ratified by the written consent of the holders of all of the shares entitled to vote thereon.

                               ARTICLE XIII

     13.1 Incorporator. This name and address of the incorporator of this Corporation is as follows:

                    Daniel C. Himelspach
                    150 Blake Street Building
                    1141 Eighteenth Street
                    Denver, CO  80202

     Executed this 26th day of January 1984.

                                   \s\ Daniel C. Himelspach
                                   Daniel C. Himelspach

State of Colorado         )
     City of              )     ss.
County of Denver          )

     The foregoing Articles of Incorporation were acknowledged before me this 26th day of January, 1984, by Daniel C. Himelspach, as incorporator of Pak-Mail Stores, Inc.

     WITNESS my hand and official seal.


                                   \s\ JoAnn M. Nelson

                                   Notary Public
                                   My commission expires: 9-13-86
                                   Address:  1441 18th Street #150
                                             Denver, CO  80202

                           ARTICLES OF AMENDMENT
                                    OF
                           PAK-MAIL STORES, INC.


     PAK-MAIL STORES, INC. (hereinafter Corporation ) hereby amends the Articles of Incorporation under and pursuant to the statutes of the State of Colorado and adopts the following Articles of Amendment.

                                 ARTICLE I

     1.1     Name.  The name of the Corporation is Pak-Mail Stores,
Inc.

                                ARTICLE II

     2.1 Amendment. The amendments of the Articles of Incorporation are as follows:

          (a) The name of the Corporation shall be changed from Pak-Mail Stores, Inc. to Pak-Mail Centers of America, Inc.

          (b) The par value of the Corporation s Common stock shall be changed from $0.01 to $0.001.

     (c) The number of shares of authorized capital stock of the Corporation shall be increased from 10,000,000 shares to 30,000,000 shares of common stock.

                                ARTICLE III

     3.1 Date of Adoption. The date of adoption of the Amendment by the shareholders was effective March 17, 1984.

                                ARTICLE IV

     4.1     Outstanding Shares.  The Corporation currently has
9,295,000 shares of common stock outstanding, all of which are entitled to vote on this Amendment.

                                 ARTICLE V

     5.1     Vote.  All shares outstanding voted for this Amendment.

                                ARTICLE VI

     6.1 Exchange. This Amendment does not provide for an exchange reclassification or cancellation of issued shares.

     7.1 State Capital. This Amendment does affect the amount of stated capital in that it decreases the par value of the Corporation s common stock from $0.01 to $0.01 per share and it increases the authorized number of shares of common stock from 10,000,000 shares to 30,000,000 shares.

     EXECUTED effective this 17th day of February, 1984.

Attest:                              PAK-MAIL STORES, INC.


     \s\ Dianna Hicks                    By:      \s\ Wayne H. Pace
Dianna Hicks, Secretary                    Wayne H. Pace, President

STATE OF COLORADO         )
CITY AND COUNTY OF        )     ss.
     DENVER               )

     Wayne H. Pace, being first duly sworn and upon oath disposes and says that he read the foregoing Articles of Amendment and knows that the contents thereof are true to the best of his knowledge and belief.


                              \s\ Wayne H. Pace
                              Wayne H. Pace

     Subscribed and sworn to before me this 6th day of April, 1984.

     My commission expires:           July 18, 1985



                              \s\ Charles L. Coleman
                              Notary Public
                              Address:     10894 E. Wesley Avenue
                                           Aurora, CO  80014

                                 MAIL TO:
                        Colorado Secretary of State
                            Corporations Office
                      1575 Sherman Street, 2nd Floor
                             Denver, CO  80203
                              (303) 866-2361

                 STATEMENT OF CHANGE OF REGISTERED OFFICE
                        OR REGISTERED AGENT OR BOTH

Pursuant to the provisions of the Colorado Corporations Code, the Colorado Nonprofit Corporation Act and the Colorado Uniform Limited Partnership Act of 1981, the undersigned corporation or limited
partnership organized under the laws of    THE STATE OF COLORADO
submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado.

     First:  The name of the corporation or limited partnership is:

               PAK-MAIL CENTERS OF AMERICA, INC.

     Second: The address of its REGISTERED OFFICE is:
               2260 So. Xanadu Way, Suite 290, Aurora,Colorado  80014

     Third:  The name of its REGISTERED AGENT is:
                         Johnny M. Wilson, President

     Fourth: The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

     Fifth:  The address of its place of business in Colorado is
                                               2260 So. Xanadu, Suite 290
                                               Aurora, CO
                                               80014     (Note 1)

                                     By:      \s\ Johnny M. Wilson (Note 2)

IMPORTANT!  PLEASE READ CAREFULLY!       Its  XX    president
If you are a not-to-profit corporation   Its        registered agent (Note 3)
of a limited partnership, the form must  Its        general partner
be notarized.  If you are a business
(profit) corporation, no notarization
is required.

State of
County of

     Subscribed and sworn to before me this       day of , 19     .
     My commission expires:


                                   Notary Public (Note 4)


                                   Address

                                 MAIL TO:
                        Colorado Secretary of State
                            Corporations Office
                      1575 Sherman Street, 2nd Floor
                             Denver, CO  80203
                              (303) 866-2361

                           ARTICLE OF AMENDMENT
                                  to the
                         ARTICLES OF INCORPORATION

     Pursuant to the provisions of the Colorado Corporation Code, the under-signed corporation adopts the following Articles of Amendment to its Articles of Incorporation:
     First:  The name of the corporation is (Note 3):
             PAK-MAIL CENTERS OF AMERICA, INC.

     Second: The following amendment was adopted by the shareholders of the corporation on May 23, 1985, in the manner presented by the Colorado Corporation Code.

Article IV
     4.1 Stock Classes and Shares Authorized. The authorized capital stock of the Corporation shall be 100,000,000 shares of Common Stock, $0.001 par value.
     Third: The number of shares of the corporation outstanding at the time of such adoption was 15,229,500; and the number of shares entitled to vote thereon was 15,229,500.
     Fourth: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

          CLASS          (Note 1)               NUMBER OF SHARES
            A                                     10,088,500

     Fifth:  The number of shares voted for such amended was 10,
088,500; and the number of shares voted against such amendment was 0.
     Sixth:  The number of shares of each class entitled to vote thereon as a class voted for and against such amendment respectively was:
     CLASS          (Note 1)             NUMBER OF SHARES
                                   For       Against    Absentation
      A                         10,088,500       0       5,141,000

     Seventh:  The manner, if not set forth in such amendment in which any exchange re-classification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:
                                (Note 2)          No Change

     Eighth:  The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital is changed by such amendment, are as follows:
                         (Note 2)          No Change

                                   PAK MAIL CENTERS OF AMERICA, INC.


STATE OF COLORADO                 By:      \s\ Johnny M. Wilson
                                           Its President
COUNTY OF ADAMS                   By:      \s\ Dianna N. Hicks (Note 4)
                                           Its Secretary

     Subscribed and sworn to before me this 16th day of September, 1985.
     My Commission expires:     March 8, 1986
                                \s\ Ann Wilson
                                Notary Public
                                Address: 14 Sky Ranch Road
                                         Aurora, CO  80011

                           ARTICLE OF AMENDMENT
                                  to the
                         ARTICLES OF INCORPORATION


     Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendment to its Article of Incorporation:

     First:  The name of the corporation is (Note 3):
             PAK-MAIL CENTERS OF AMERICA, INC.

     Second: The following amendment was adopted by the shareholders of the corporation on December 18, 1985, in the manner presented by the Colorado Corporation Code.

Article IV
     4.1 Stock Classes and Shares Authorized. The authorized capital stock of the Corporation shall be 200,000,000 shares of Common
Stock, $0.001 par value.

     Third: The number of shares of the corporation outstanding at the time of such adoption was 45,347,369; and the number of shares entitled to vote thereon was 45,347,369.
     Fourth:  The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:
          CLASS          (Note 1)               NUMBER OF SHARES
            A                                      45,347,369

     Fifth:  The number of shares voted for such amended was
39,384,369; and the number of shares voted against such amendment was 0.
     Sixth:  The number of shares of each class entitled to vote thereon as a class voted for and against such amendment respectively was:
          CLASS   (Note 1)                 NUMBER OF SHARES
                                     For       Against    Absentation
            A                    39,384,369        0       5,963,000

     Seventh:  The manner, if not set forth in such amendment in which any exchange re-classification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:
            (Note 2)          No Change
     Eighth:  The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital is changed by such amendment, are as follows:
                         (Note 2)          No Change

                                   PAK MAIL CENTERS OF AMERICA, INC.


STATE OF COLORADO                    By:      \s\ Johnny M. Wilson
                                              Its President

COUNTY OF ADAMS                         By:   \s\ Dianna N. Hicks (Note 4)
                                              Its Secretary


     Subscribed and sworn to before me this 19th day of December, 1985.
     My Commission expires:     June 16, 1987


                                   \s\ Susan M. Chapla

                                   Notary Public

                                 MAIL TO:
                        Colorado Secretary of State
                            Corporations Office
                         1560 Broadway, Suite 200
                             Denver, CO  80202
                              (303) 866-2361

                 STATEMENT OF CHANGE OF REGISTERED OFFICE
                        OR REGISTERED AGENT OR BOTH



Pursuant to the provisions of the Colorado Corporations Code, the
Colorado Nonprofit Corporation Act and the Colorado Uniform Limited
Partnership Act of 1981, the undersigned corporation or limited
partnership organized under the laws of    THE STATE OF COLORADO
submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of
Colorado.

     First:  The name of the corporation or limited partnership is:
             PAK MAIL CENTERS OF AMERICA, INC.

     Second: The address of its REGISTERED OFFICE is:
                              11059 E. Bethany Drive, Suite 221,
                              Aurora, CO  80014

     Third:  The name of its REGISTERED AGENT is:
                              Johnny M. Wilson

     Fourth: The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

     Fifth:  The address of its place of business in Colorado is
                               11059 E. Bethany Dr. Ste. 211
                               Aurora, CO
                               80014     (Note 1)

                               By:      \s\ Johnny M. Wilson   (Note 2)

 IMPORTANT!  PLEASE READ CAREFULLY!          Its     president
 If you are a not-to-profit corporation of   Its     authorized agent
 a limited partnership, the form must be     Its XX  registered agent (Note 3)
 notarized. If you are a business (profit)   Its     general partner
 corporation, no notarization is required.


State of
County of

     Subscribed and sworn to before me this       day of     , 19     .
     My commission expires:


                                   Notary Public (Note 4)


                                   Address

                                 MAIL TO:
                        Colorado Secretary of State
                            Corporations Office
                         1560 Broadway, Suite 200
                             Denver, CO  80202
                              (303) 866-2361

                           ARTICLE OF AMENDMENT
                                  to the
                         ARTICLES OF INCORPORATION

     Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendment to its Article of Incorporation:

     First:  The name of the corporation is (Note 1):
             PAK-MAIL CENTERS OF AMERICA, INC.

     Second: The following amendment to the Article of Incorporation was adopted on September 7, 1987, as prescribed by the Colorado
Corporation Code, in the manner marked with an X below.

          Such amendment was adopted by the board of directors where so shares have been issued.

    XX Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval.

                         ARTICLE XIII

          A director of this corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director except that this provision shall not eliminate or limit the liability of a director to the corporation or to its shareholders for monetary damages for (i) any breach of the director s duty of loyalty to the corporation or to its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or an growing violation of law; (iii) acts specified in Section 7-5-114 of the Colorado Corporation Code as the same may be amended from time to time; or (iv) any transactions from which the director derived an improper personal benefit.

     Third: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

     Fourth: The manner is which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

                                   PAK MAIL CENTERS OF AMERICA, INC.


                                   By:      \s\ Johnny M. Wilson
                                            Its President

                                   By:      \s\ Dianna N. Hicks
                                            Its Secretary

                           STATE OF COLORADO
                 STATEMENT OF CHANGE OF REGISTERED OFFICE
                        AND/OR REGISTERED AGENT


(1)     The exact Corporate Name, current Registered Office & current
Registered Agent are:

               Johnny M. Wilson
               Pak-Mail Centers of America, Inc.
               11059 E. Bethany Drive
               Suite 211
               Aurora, CO  80014

(2)     The State or Country of incorporation is:      Colorado


(3)     The complete street address of the Corporation's REGISTERED
        OFFICE shall be changed to:

               10555 E. Dartmouth Avenue
               Suite 360
               Aurora, CO  80014

(4)     The name of the Corporation's SUCCESSOR AGENT IS:


(5) The address of the Corporation s Registered Office and the address of the Corporation's Registered Agent, as changed, will be identical.

(6) The complete street address of the Corporation's principal place of business in Colorado is:

          10555 E. Dartmouth Avenue, Suite 360, Aurora, CO  80014


                              PAK MAIL CENTERS OF AMERICA, INC.


STATE OF COLORADO               By:      \s\ Johnny M. Wilson


COUNTY OF ARAPAHOE                 Its  X    President
                                   Its       Registered Agent
                                   Its       Authorized Agent

     Subscribed and sworn to before me this 28th day of March, 1988.

     My commission expires:           February 27, 1991


                                      \s\ P. Evan Lasky
                                      Notary Public

                       (TO BE EXECUTED IN DUPLICATE)

                               STATEMENT OF
                     CANCELLATION OF REACQUIRED SHARES
                      (OTHER THAN REDEEMABLE SHARES)
                                    OF
                     PAK MAIL CENTERS OF AMERICA, INC.


To the Secretary of State
     of the State of Colorado

     Pursuant to the provision of Section 7-6-104 of the Colorado
Revised Statutes, 1973, as amended, the undersigned corporation submits the following statement of cancellation by resolution of its board of directors of shares of the corporation reacquired by it, other than redeemable shares redeemed or purchased:

     1.     The name of the corporation is:
            PAK MAIL CENTERS OF AMERICA, INC.

     2. A resolution was duly adopted by the board of directors on November 20, 1989, authorizing the cancellation of 36,000,000 shares, itemized as follows:



     Class                    Series               Number of Shares
    Common Stock               N/A                    102,624,125


     3. The aggregate number of issued shares, itemized by classes and series and par value, if any, after giving effect to such cancellation is 102,624,125, itemized as follows:

     Class               Series            Par Value    Number of Shares

   Common Stock           N/A                $0.001       102,624,125


     4. The amount of the stated capital of the corporation, after giving effect to such cancellation is $102,624.00.

     5. This cancellation is being effected pursuant to Section 7-6-104, Colorado Revised Statutes, 1973, as amended.

     Dated April 11, 1990.

                              PAK MAIL CENTERS OF AMERICA, INC.
                                   (Name of Corporation)

                              By:      \s\ John E. Kelly
                                   Its   X      President

                              and      \s\ Raymond S. Goshorn
                                   Its   X   Secretary

STATE OF COLORADO          )
                           )     ss.
COUNTY OF ARAPAHOE         )

     I, Tonya D. Sarina, a notary public do hereby certify that on this 11th day of April, 1990, personally appeared before me, John E. Kelly who being by me first duly sworn, declared that he is the President of Pak Mail Centers of America, Inc. that he signed the foregoing document as President of the corporation, and that the statements contained therein are true.

     In witness whereof I have hereunto set my hand and seal this 11th day of April, A.D. 1990.

     My commission expires:      May 12, 1992



                                        \s\ Tonya D. Sarina
                                        Notary Public

                                 MAIL TO:
                        Colorado Secretary of State
                           Corporations Section
                         1560 Broadway, Suite 200
                             Denver, CO  80202
                              (303) 866-2361

                              CERTIFICATE OF
                           ASSUMED OR TRADE NAME


     PAK MAIL CENTERS OF AMERICA, INC.           a corporation
organized under the laws of           Colorado           being
desirous of transacting a portion of its business under an assumed or trade name as permitted by 7-71-101, Colorado Revised Statues hereby certifies:

1. The corporate or limited partnership name and location of its principal office is:

          Pak Mail Centers of America, Inc
          3033 So. Parker Road, Suite 1200
          Aurora, CO  80014

2. The name, other than its own corporate or limited partnership name, under which business is carried on is (Note 1):

          Pak Mail Media & Marketing, Inc.

3. A brief description of the kind of business transacted under such assumed or trade name is:

          Marketing and advertising of postal and packaging center services.


               IN WITNESS WHEREOF, the undersigned
               officers of said corporation have this day
               executed this certificate   October 23, 1990

               Pak Mail Centers of America, Inc.   (Note 2)
               by      \s\ John E. Kelly           (Note 3)
                    Its President
               Attest:
                    \s\ Raymond S. Goshorn
                    Its Secretary

STATE OF COLORADO  )
                   )     ss.
COUNTY OF DENVER   )

     Acknowledged before me this 23rd day of October, 1990 by John E. Kelly as President and Raymond S. Goshorn as Secretary of Pak Mail Centers of America, Inc.

     In witness whereof I have hereunto set my hand and seal
     My commission expires:   June 22, 1993            \s\ Karin A. Tupper
                                                       Notary Public

                             ARTICLE OF MERGER
                                    OF
                     PAK MAIL CENTERS OF AMERICA, INC.


     The undersigned corporations, pursuant to section 7-7-106 of the Colorado Revised Statutes, 1973, as amended, hereby execute the following articles of merger:

                                ARTICLE ONE

     The names of the corporations proposing to merge and the names of the States under the laws of which such corporation are organized, are as follows:

     Name of Corporation                    State of Incorporation

     Pak Mail Centers of America, Inc.      Colorado

     Pak Mail Services Corp.                Illinois

                                ARTICLE TWO

     The laws of the State under which such foreign corporation is organized permit such merger.

                               ARTICLE THREE

     The name of surviving corporation shall be Pak Mail Centers of America, Inc. and it shall be governed by the laws of the State of Colorado.

                               ARTICLE FOUR

     The plan of merger is as follows:

     1. The name of the subsidiary corporation is Pak Mail Services Corp., the name of the parent corporation is Pak Mail Centers of America, Inc. and the name of the surviving corporation is Pak Mail Centers of America, Inc.

     2. Each share of stock of Pak Mail Centers of America, Inc., as the parent corporation, issued and outstanding immediately prior to the merger shall thereupon and without more continue as one share of stock of Pak Mail Centers of America, Inc. As the surviving corporation.

     3. Each share of stock of Pak Mail Services Corp., as the subsidiary corporation, issued and outstanding immediately prior to the merger shall, by virtue of the merger and without any action on the part of the holder thereof, be canceled and retired and cease to exist, without any conversion thereof.

     4. No changes in the articles of incorporation of Pak Mail Centers of America, Inc. shall be effected by the merger.

                               ARTICLE FIVE

     Immediately prior to the merger, the parent corporation owned one hundred percent of the outstanding shares of each class of the subsidiary corporation.

                                ARTICLE SIX

     The shareholders of the subsidiary corporation have waived the requirement that a copy of the plan of merer be mailed to such shareholders.

                               ARTICLE SEVEN

     All provisions of the law of the State of Colorado and the State of Illinois applicable to the proposed merger have been complied with.

     IN WITNESS WHEREOF, each of the undersigned corporations has caused these articles of merger to be executed in its name by its president or vice president and secretary of assistant secretary, as of the 30th day of may, 1991.

                         PAK MAIL CENTERS OF AMERICA, INC.

                         By:      \s\ John E. Kelly
                              John E. Kelly, President

                         By:      \s\ Raymond S. Goshorn
                              Raymond S. Goshorn, Secretary

                         PAK MAIL SERVICES CORP.

                         By:      \s\ John E. Kelly
                              John E. Kelly, President

                         By:      \s\ Raymond S. Goshorn
                              Raymond S. Goshorn, Secretary

STATE OF COLORADO          )
                           )     ss.
COUNTY OF ARAPAHOE         )

     Before me, Margo M. Adams, a Notary Public in and for the said County and State, personnally appeared John E. Kelly, who acknowledged before me that he is the President of Pak Mail Centers of America, Inc., a Colorado corporation and that he signed the foregoing document as his free and voluntary act and signed the foregoing document as his free and voluntary act and deed for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 30th day of May, A.D. 1991.

     My commission expires:      October 19, 1991


                                   \s\ Margo M. Adams
                              Notary Public

STATE OF COLORADO          )
                           )     ss.
COUNTY OF ARAPAHOE         )

     Before me, Margo M. Adams, a Notary Public in and for the said County and State, personally appeared John E. Kelly, who acknowledged before me that he is the President of Pak Mail Services Corp., an Illinois corporation and that he signed the foregoing document as his free and voluntary act and deed for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 30th day of May, A.D. 1991.

     My commission expires:           October 19, 1991


                                        \s\ Margo M. Adams
                                   Notary Public

MERGER  XX                  COLSOLIDATION


CANCELLATION OF LIMITED PARTNERSHIP DUE TO MERGER


DOMESTIC            FOREIGN            PROFIT            NONPROFIT


                          PAK MAIL SERVICES CORP.
                    ILLINOIS NOT QUALIFIED CORPORATION

                                   INTO

            PAK MAIL CENTERS OF AMERICA, INC.    (DP871555095)
                           COLORADO CORPORATION
                               THE SURVIVOR

                                 MAIL TO:
                        Colorado Secretary of State
                            Corporations Office
                         1560 Broadway, Suite 200
                             Denver, CO  80202
                              (303) 866-2361

                           ARTICLES OF AMENDMENT
                                  to the
                         ARTICLES OF INCORPORATION

     Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendment to its Article of Incorporation:

     First:  The name of the corporation is (Note 1):
             PAK-MAIL CENTERS OF AMERICA, INC.


     Second: The following amendment to the Article of Incorporation was adopted on September 7, 1987, as prescribed by the Colorado
Corporation Code, in the manner marked with an X below.

          Such amendment was adopted by the board of directors where so shares have been issued.

  XX Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval.

          4.1 Stock Classes and Shares Authorized. The authorized capital stock of the Corporation, shall be 210,000,000 shares, to consist of 200,000,000 shares of Common Stock, $0.001 par value, and 10,000,000 of Preferred Stock, without par value. The Board of Directors shall have the authority to divide the Preffered Stock into series and, within the limitations set forth in the Colorado Corporation Code, fix and determine the relative rights and preferences of the shares of any series so established.

     Third: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:
                               Not Applicable

     Fourth: The manner is which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:
                              Not Applicable

                                   PAK MAIL CENTERS OF AMERICA, INC.


                                   By:      \s\ John E. Kelly
                                        Its President

                                   By:      \s\ Raymond S. Goshorn
                                        Its Secretary

                                     MAIL TO:
                           Colorado Secretary of State
                               Corporations Office
                             1560 Broadway, Suite 200
                                Denver, CO  80202
                                 (303) 866-2361

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                           OR REGISTERED AGENT OR BOTH


     Pursuant to the provisions of the Colorado Corporations Code, the Colorado Nonprofit Corporation Act and the Colorado Uniform Limited Partnership Act of 1981, the undersigned corporation or limited
partnership organized under the laws of           COLORADO      submits
the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado.

     First:  The name of the corporation or limited partnership is:
             PAK MAIL CENTERS OF AMERICA, INC.

     Second: The address of its REGISTERED OFFICE is:
             1600 Broadway, Denver, CO  80202

     Third:  The name of its REGISTERED AGENT is:
             The Corporation Company

     Fourth: The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

     Fifth:  The address of its place of business in Colorado is
                                3033 So. Parker Road, Ste 1200
                                Aurora, CO
                                80014     (Note 1)

                                        By:      \s\ P. Evan Lasky (Note 2)

IMPORTANT!  PLEASE READ CAREFULLY!          Its Vice president
If you are a not-to-profit corporation      Its      authorized agent
of a limited partnership, the form must be  Its      registered agent(Note 3)
notarized.  If you are a business (profit)  Its      general partner
corporation, no notarization is required.

State of  COLORADO
County of ARAPAHOE

     Subscribed and sworn to before me this 24th day of July, 1991.
     My commission expires:      My commission expires May 12, 1992

                                        \s\ Tonya D. Sarina
                                   Notary Public (Note 4)

                                        3033 So. Parker Road, Ste. 1200
                                        Aurora, CO  80014
                                   Address

                         (TO BE EXECUTED IN DUPLICATE)

                                 STATEMENT OF
                    RESOLUTION ESTABLISHING SERIES OF SHARES
                                     OF
                      PAK MAIL CENTERS OF AMERICA, INC.


To the Secretary of State
       of the State of Colorado

     Pursuant to the provisions of the Colorado Corporation Act, the undersigned corporation submits the following statement for the purpose of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

     1.     The name of the Corporation is Pak Mail Centers of
America, Inc.

     2. The attached resolution, establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof, was duly adopted by the board of directors of the corporation on September 3, 1991.


     Dated September 3, 1991.

                              PAK MAIL CENTERS OF AMERICA, INC.


                              By:      \s\ John E. Kelly
                                   Its President

                              By:      \s\ Raymond S. Goshorn
                                   Its Secretary

STATE OF COLORADO          )
                           )     ss.
COUNTY OF ARAPAHOE         )

     I, Tonya D. Sarina, a notary public, do hereby certify that on this 3rd day of September, 1991, personally appeared before me, John
E. Kelly, who, being by me first duly sworn, described that he is the President of Pak Mail Centers of America, Inc., that he signed the foregoing document as President of the Corporation and that the statements contained therein are true.

     It witness whereof, I have hereunto set my hand and seal this 3rd day of September, A.D. 1991.

     My commission expires:      May 12, 1992


                                        \s\ Tony D. Sarina
                                   Notary Public

                                      RESOLUTIONS
                                          OF
                                THE BOARD OF DIRECTORS
                                          OF
                           PAK MAIL CENTERS OF AMERICA, INC.


     Pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation on September 3, 1991, adopted the following resolution creating a series of 1,500 shares of Series A Preffered Stock, without par value:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Articles of Incorporation, as amended (the "Articles of Incorporation"), a series of Preferred Stock of the Corporation be and it hereby is established, and that the designation thereof and the relative rights and preferences of the shares of such series are as follows:

     1. DESIGNATION OF THE SERIES; RANK. The shares of such series shall be designated as "Series A Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting such series shall be 1,500. Such number of shares may be decreased, at any time and from time to time, by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than that of the shares then outstanding. The Series A Preferred Stock shall rank senior to the Common Stock and on a parity with the Series A Preferred Stock of the Corporation with respect to the payment of dividends and to the distribution of assets upon liquidation, dissolution or winding up.

     2. DIVIDENDS. (a) For the purposes of this Section 2, each March 31 (other than March 31, 1994) on which any Series A Preferred Stock shall be outstanding shall be deemed to be a "Dividend Due Date." The holders of Series A Preferred Stock shall be entitled to receive, if, when and as declared by the Board of Directors out of funds legally available therefor, cumulative dividends at the rate of $80.00 per year on each share of Series A Preferred Stock and no more, calculated on the basis of a year of 360 days consisting of twelve 30-day months, payable annually on each Dividend Due Date, commencing March 31, 1995, with respect to the year or period ending on the Dividend Due Date. Dividends on each share of Series A Preferred Stock shall accrue and be cumulative from and after the date of issuance of such share of Series A Preferred Stock. If more or less than one year shall have elapsed from the date of issuance of Series A Preferred Stock to the first Dividend Due Date after such issuance, the dividends payable on such Dividend Due Date shall be the amount payable on each subsequent Dividend Due Date multiplied by a fraction, the numerator of which is the number of days from the date of issuance of the Series A Preferred Stock to such first Dividend Due Date and the denominator of which is 360. The record date for the payment of dividends on the Series A Preferred Stock shall in no event be more than sixty (60) days prior to a Dividend Due Date.

     On each Dividend Due Date all dividends which shall have accrued on each share of Series A Preferred Stock outstanding on such Dividend Due Date shall accumulate and be deemed to become "due". Any dividend which shall not be paid on the Dividend Due Date on which it shall become due shall be deemed to be "past due" until such dividend shall be paid or until the share of Series A Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. No interest, sum of money in lieu of interest, or other property or securities shall be payable in respect of any dividend payment or payments which are past due. Dividends paid on shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

     Except as otherwise provided in the next succeeding sentence, the cash payment of any dividend with respect to the Series A Preferred Stock that is due or past due as to any particular year (or, in the case of the dividend payable on March 31, 1995, the period from the date of issuance through March 31, 1995) shall be made only to the extent that the Corporation's net income from and after December 1, 1993 exceeds the product of $200,000 multiplied by the number of years elapsed from December 1, 1993 through the last day of the fiscal year next preceding the Dividend Due Date with respect to such year or period. Notwithstanding the preceding sentence, all dividends with respect to the Series A Preferred Stock that are due or past due shall be payable by the Corporation in connection with the redemption or repurchase of shares of such Series A Preferred Stock or upon the liquidation, dissolution or winding up of the Corporation. The determination of the Corporation's net income for purposes of this
Section 2 shall be based on the Corporation's audited financial statements.

     If a dividend upon any shares of Series A Preferred Stock, or any other outstanding preferred stock of the Corporation ranking on a parity with the Series A Preferred Stock as to dividends, is in arrears, all dividends or other distributions declared upon each series of such stock (other than dividends paid in stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up) may only be declared pro rata so that in all cases the amount of dividends or other distributions declared per share on each such Series Aear to each other the same ratio that the accumulated and unpaid dividends per share on the shares of each such Series Aear to each other. Except as set forth above, if a dividend upon any shares of Series A Preferred Stock, or any other outstanding stock of the Corporation ranking on a parity with the Series A Preferred Stock as to dividends, is in arrears: (i) no dividends - in cash, stock or other property - may be paid or declared and set aside for payment or any other distribution made upon any stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends (other than dividends or distributions in stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up); (ii) no stock of the Corporation ranking on a parity with the Series A Preferred Stock as to dividends may be (A) redeemed pursuant to a sinking fund or otherwise, except (1) by means of a redemption pursuant to which all outstanding shares of the Series A Preferred Stock and all stock of the Corporation ranking on a parity with the Series A Preferred Stock as to dividends are redeemed or pursuant to which a pro rata redemption is made from all holders of the Series A Preferred Stock and all stock of the Corporation ranking on a parity with the Series A Preferred Stock as to dividends, the amount allocable to each series of such stock being determined on the basis of the aggregate liquidation preference of the outstanding shares of each series and the shares of each Series Aeing redeemed only on a pro rata basis, or (2) by conversion of such parity stock into, or exchange of such parity stock for, stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up, or (B) purchased or otherwise acquired for any consideration by the Corporation except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Series A Preferred Stock and all stock of the Corporation ranking on a parity with the Series A Preferred Stock as to dividends (which offers shall describe such proposed acquisition of all such parity stock), which offers shall each have been accepted by the holders of at least 50% of the shares of each series or class of stock receiving such offer outstanding at the commencement of the first such purchase offers, or (2) by conversion of such parity stock into, or exchange of such parity stock for, stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up; and (iii) no stock ranking junior to the Series A Preferred Stock as to dividends may be redeemed, purchased, or otherwise acquired for consideration (including pursuant to sinking fund requirements) except by conversion into or exchange for stock of the Corporation ranking junior to the Series A Preferred
Stock as to dividends and upon liquidation, dissolution or winding up.

     (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 2, purchase or otherwise acquire such shares at such time and in such manner.

     3. VOTING RIGHTS. Except as provided in this Section 3, the Series A Preferred Stock shall not have any right to vote for the election of directors or for any other purpose. So long as the Series A Preferred Stock is outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least a majority of all outstanding shares of Series A Preferred Stock voting separately as a series, amend, alter or repeal any provision of the Articles of Incorporation or the By-laws of the Corporation or of this Resolution so as to adversely affect the powers, preferences or special rights of the Series A Preferred Stock. Without the affirmative vote or consent of the holders of at least a majority of all outstanding shares of Series A Preferred Stock, the Corporation shall not authorize, or increase the authorized amount of, any class or series of stock, or any equity security convertible into stock of such class or series, ranking senior to the Series A Preferred Stock in respect of the payment of dividends or upon liquidation, dissolution or winding up. The Series
A Preferred Stock shall also be entitled to vote as a series (the affirmative vote or consent of the holders of at least a majority of the outstanding shares of Series A Preferred Stock being required) on any reclassification of the Series A Preferred Stock and to vote on any matter with respect to which a class or series vote by the Series A Preferred Stock (whether together with another class or series of the stock of the Corporation or by itself) shall be expressly required by Colorado law and on any other matter with respect to which the Corporation's Board of Directors shall direct (whether together with another class or series of the stock of the Corporation or by itself) that the Series A Preferred Stock is to be voted as a separate class or series. A class or series vote on the part of the Series A Preferred Stock shall, without limitation, specifically not be required (except as otherwise required by law or resolution of the Corporation's Board of Directors) in connection with: (i) the authorization, issuance or increase in the authorized amount of any shares of any other class or series of stock which ranks junior to, or on a parity with, the Series A Preferred Stock as to dividends and upon the liquidation, dissolution or winding up of the Corporation; (ii) the authorization, issuance or increase in the amount of any bonds, mortgages, debentures or other obligations of the Corporation; (iii) any merger or consolidation involving the Corporation, except as provided in the following paragraph; or (iv) any reclassification of any stock ranking junior to, or on a parity with, the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up.

     The affirmative vote or consent of the holders of a majority of the outstanding shares of Series A Preferred Stock, voting or consenting separately as a series, shall be required to approve any merger or consolidation of the Corporation with or into any other corporation in which the Corporation is not the surviving entity unless
(i) the terms of such merger or consolidation provide that the terms of the Series A Preferred Stock shall remain unchanged and (ii) the Series A Preferred Stock is, after such merger or consolidation, on a parity with or senior to any other class or series of capital stock authorized by the surviving corporation as to dividends and upon liquidation, dissolution or winding up, other than any such class or series of Preferred Stock of the Corporation ranking senior to the Series A Preferred Stock either as to dividends or upon liquidation, dissolution or winding up as may be or may have been created with the affirmative vote or consent of the holders of at least a majority of the outstanding shares of the Series A Preferred Stock (or the shares into which such senior Preferred Stock is converted as a result of such merger or consolidation). The foregoing provision shall not, however, apply to a purchase or other acquisition of the Corporation by another corporation in any manner which does not involve a statutory merger or consolidation, and the Series A Preferred Stock shall have no voting rights whatsoever in the case of any such purchase or acquisition.

     With respect to the matters set forth in this Section 3, shares of the Series A Preferred Stock entitled to vote pursuant to the terms of such Section 3 shall be entitled to one vote per share.

     4. REDEMPTION. The Series A Preferred Stock may be redeemed at the option of the Corporation, as a whole at any time or in part from time to time, at a price per share equal to $1,000 plus all dividends (whether or not declared or due) accrued and unpaid to the date of redemption (the "Redemption Price").

     No sinking fund shall be established for the Series A Preferred
Stock.

     Notice of any proposed redemption of shares of Series A Preferred Stock shall be mailed by means of first class mail, postage paid, addressed to the holders of record of the shares of Series A Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Corporation, at least thirty (30) but not more than sixty (60) days prior to the date fixed for such redemption (herein referred to as the "Redemption Date"). Each such notice shall specify
(i) the Redemption Date, (ii) the Redemption Price, (iii) the place for payment and for delivering the stock certificate(s) and transfer instrument(s) in order to collect the Redemption Price and (iv) the shares of Series A Preferred Stock to be redeemed. Any notice mailed in such manner shall be conclusively deemed to have been duly given whether or not such notice is in fact received. If less than all the outstanding shares of Series A Preferred Stock are to be redeemed, the Corporation will select those to be redeemed pro rata, by lot or by a substantially equivalent method. In order to facilitate the redemption of the Series A Preferred Stock, the Board of Directors may fix a record date for determination of holders of Series A Preferred Stock to be redeemed, which shall not be more than sixty (60) days prior to the Redemption Date with respect thereto.

     The holder of any shares of Series A Preferred Stock redeemed upon any exercise of the Corporation's redemption right shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to such redemption (i) the certificates representing such shares of Series A Preferred Stock and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares of Series A Preferred Stock to the Corporation free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Series A Preferred Stock after its Redemption Date.

     At the close of business on the Redemption Date for any share of Series A Preferred Stock, such share shall (provided the Redemption Price (including any accrued and unpaid dividends to the Redemption
Date) of such share has been paid or properly provided for) be deemed to cease to be outstanding and all rights of any person other than the Corporation in such share shall be extinguished on the Redemption Date for such share (including all rights to receive future dividends with respect to such share) except for the right to receive the Redemption Price (including any accrued and unpaid dividends to the Redemption
Date), without interest, for such share in accordance with the provisions of this Section 4, subject to applicable escheat laws.

     Subject to Section 2 hereof, the Corporation shall have the right at any time to acquire any shares of Series A Preferred Stock from the owner of such shares on such terms as may be agreeable to such owner. Shares of Series A Preferred Stock may be acquired by the Corporation from any stockholder pursuant to this paragraph without offering any other stockholder an equal opportunity to sell his stock to the Corporation, and no purchase by the Corporation from any stockholder pursuant to this paragraph shall be deemed to create any right on the part of any other stockholder to sell any shares of Series A Preferred Stock (or any other stock) to the Corporation.

     Notwithstanding the foregoing provisions of this Section 4, and subject to the provisions of Section 2 hereof, if a dividend upon any shares of Series A Preferred Stock is past due, (i) no shares of the Series A Preferred Stock may be redeemed, except (A) by means of a redemption pursuant to which all outstanding shares of the Series A Preferred Stock are simultaneously redeemed or pursuant to which the outstanding shares of the Series A Preferred Stock are redeemed on a pro rata basis or (B) by conversion of shares of Series A Preferred Stock into, or exchange of such shares for, Common Stock or any other stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up, and
(ii) the Corporation shall not purchase or otherwise acquire any shares of the Series A Preferred Stock, except (A) pursuant to a purchase or exchange offer made on the same terms to all holders of the Series A Preferred Stock or (B) by conversion of shares of Series A Preferred Stock into, or exchange of such shares for, Common Stock or any other stock of the Corporation ranking junior to the Series A Preferred
Stock as to dividends and upon liquidation, dissolution or winding up.

     5. LIQUIDATION. In the event of any voluntary or involuntary dissolution, liquidation or winding up of the Corporation (for the purposes of this Section 5, a "Liquidation"), before any distribution of assets shall be made to the holders of the Common Stock or the holders of any other stock that ranks junior to the Series A Preferred Stock in respect of distributions upon the Liquidation of the Corporation, the holder of each share of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, an amount per share equal to $1,000 plus all dividends (whether or not declared or due) accrued and unpaid on such share on the date fixed for the distribution of assets of the Corporation to the holders of Series A Preferred Stock.

     If upon any Liquidation of the Corporation, the assets available for distribution to the holders of Series A Preferred Stock and any other stock of the Corporation ranking on a parity with the Series A Preferred Stock upon Liquidation issued by the Corporation which shall then be outstanding (hereinafter in this paragraph called the "Total Amount Available") shall be insufficient to pay the holders of all outstanding shares of Series A Preferred Stock and all other such parity stock the full amounts (including all dividends accrued and unpaid) to which they shall be entitled by reason of such Liquidation of the Corporation, then there shall be paid to the holders of the Series A Preferred Stock in connection with such Liquidation of the Corporation, an amount equal to the product derived by multiplying the Total Amount Available by a fraction, the numerator of which shall be the full amount to which the holders of the Series A Preferred Stock shall be entitled under the terms of the preceding paragraph by reason of such Liquidation of the Corporation and the denominator of which shall be the total amount which would have been distributed by reason of such Liquidation of the Corporation with respect to the Series A Preferred Stock and all other stock ranking on a parity with the Series A Preferred Stock upon Liquidation then outstanding had the Corporation possessed sufficient assets to pay the maximum amount which the holders of all such stock would be entitled to receive in connection with such Liquidation of the Corporation.

     The voluntary sale, conveyance, lease, exchange or transfer of all or substantially all the property or assets of the Corporation, or the merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into the Corporation, or any purchase or redemption of some or all of the shares of any class or series of stock of the Corporation, shall not be deemed to be a Liquidation of the Corporation for the purpose of this Section 5 (unless in connection therewith the Liquidation of the Corporation is specifically approved).

     The holder of any shares of Series A Preferred Stock shall not be entitled to receive any payment owed for such shares under this Section 5 until such holder shall cause to be delivered to the Corporation: (i) the certificate(s) representing such shares of Series A Preferred Stock and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares of the Series A Preferred Stock to the Corporation free of any adverse interest. As in the case of the Redemption Price, no interest shall accrue on any payment upon Liquidation after the due dat\\thereof.
     After payment of the full amount of the liquidating dividend to which they are entitled, the holders of shares of the Series A Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation.

     6. PAYMENTS. Any payment which may be owed for the payment of the Redemption Price for any shares of Series A Preferred Stock pursuant to Section 4 or the payment of any amount distributable with respect to any shares of Series A Preferred Stock under Section 5 shall be deemed to have been "paid or properly provided for" upon the earlier to occur of the date upon which a check payable to the person entitled to receive such payment shall be (i) delivered to such person or (ii) mailed to such person at either the address of such person then appearing on the books of the Corporation or such other address as the Corporation shall deem reasonable.

     7. STATUS OF REACQUIRED SHARES OF Series A PREFERRED STOCK. Shares of Series A Preferred Stock issued and reacquired by the Corporation (including, without limitation, shares of Series A Preferred Stock which have been redeemed pursuant to the terms of
Section 4 hereof) shall have the status of authorized and unissued shares of Preferred Stock, undesignated as to series, subject to later issuance.

     8. FRACTIONAL SHARES. In the event the holder of Series A Preferred Stock shall be entitled to receive a fractional interest in a share of Series A Preferred Stock, except as otherwise provided herein, the Corporation shall either, in the sole discretion of the Board of Directors, (i) round such fractional interest up to the next whole share of Series A Preferred Stock, (ii) issue a fractional share of such stock, (iii) deliver cash in the amount of the fair market value of such fractional interest, or (iv) issue scrip representing a fractional share of such stock entitling the holder to receive a full share of such stock upon the surrender of such scrip aggregating a full share of such stock.

     9. PREEMPTIVE RIGHTS. The Series A Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation;

                               MAIL TO:
                       Colorado Secretary of State
                           Corporations Office
                     1575 Sherman Street, 2nd Floor
                            Denver, CO  80203
                             (303) 866-2361

                 STATEMENT OF CHANGE OF REGISTERED OFFICE
                      OR REGISTERED AGENT OR BOTH

     Pursuant to the provisions of the Colorado Corporations Code, the Colorado Nonprofit Corporation Act and the Colorado Uniform Limited Partnership Act of 1981, the undersigned corporation or limited
partnership organized under the laws of           COLORADO      submits
the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado.

     First:  The name of the corporation or limited partnership is:
             PAK-MAIL CENTERS OF AMERICA, INC.

     Second: The address of its REGISTERED OFFICE is:
             1675 Broadway, Denver, CO  80202

     Third:  The name of its REGISTERED AGENT is:
             The Corporation Company

     Fourth: The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

     Fifth:  The address of its place of business in Colorado is

                          The Corporation Company     (Note 1)

                          By:      \s\                (Note 2)

IMPORTANT!  PLEASE READ CAREFULLY!        Its      president
If you are a not-to-profit corporation    Its      authorized agent
 of a limited partnership, the form must  Its  XX  registered agent (Note 3)
be notarized.  If you are a business      Its      general partner
(profit) corporation, no notarization     Its      manager
is required.

                           (TO BE EXECUTED IN DUPLICATE)

                                   STATEMENT OF
                       CANCELLATION OF REACQUIRED SHARES
                         (OTHER THAN REDEEMABLE SHARES)
                                       OF
                         PAK MAIL CENTERS OF AMERICA, INC.


To the Secretary of State
       of the State of Colorado

     Pursuant to the provisions of the Colorado Corporation Act, the undersigned corporation submits the following statement for the purpose of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

     1.  The name of the Corporation is Pak Mail Centers of America, Inc.

     2. The attached resolution, establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof, was duly adopted by the board of directors of the corporation on November 24, 1993.


     Dated November 24, 1993.

                              PAK MAIL CENTERS OF AMERICA, INC.


                              By:      \s\ John E. Kelly
                                   Its President

                              By:      \s\ Raymond S. Goshorn
                                   Its Secretary

STATE OF COLORADO          )
                           )     ss.
COUNTY OF ARAPAHOE         )

     I, Tonya D. Sarina, a notary public, do hereby certify that on this 24th day of November, 1993, personally appeared before me, John
E. Kelly, who, being by me first duly sworn, described that he is the President of Pak Mail Centers of America, Inc., that he signed the foregoing document as President of the Corporation and that the statements contained therein are true.

     It witness whereof, I have hereunto set my hand and seal this 24th day of November, A.D. 1993.

     My commission expires:      May 12, 1996


                                         \s\ Tony D. Sarina
                                    Notary Public

                               RESOLUTIONS
                                   OF
                         THE BOARD OF DIRECTORS
                                   OF
                     PAK MAIL CENTERS OF AMERICA, INC.


     Pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation on November 24, 1993, adopted the following resolution creating a series of 1,000 shares of Series B Preffered Stock, without par value:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Articles of Incorporation, as amended (the "Articles of Incorporation"), a series of Preferred Stock of the Corporation be and it hereby is established, and that the designation thereof and the relative rights and preferences of the shares of such series are as follows:

     1. DESIGNATION OF THE SERIES; RANK. The shares of such series shall be designated as "Series B Preferred Stock" (the "Series B Preferred Stock") and the number of shares constituting such series shall be 1,000. Such number of shares may be decreased, at any time and from time to time, by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than that of the shares then outstanding. The Series B Preferred Stock shall rank senior to the Common Stock and on a parity with the Series A Preferred Stock of the Corporation with respect to the payment of dividends and to the distribution of assets upon liquidation, dissolution or winding up.

     2. DIVIDENDS. (a) For the purposes of this Section 2, each March 31 (other than March 31, 1994) on which any Series B Preferred Stock shall be outstanding shall be deemed to be a "Dividend Due Date." The holders of Series B Preferred Stock shall be entitled to receive, if, when and as declared by the Board of Directors out of funds legally available therefor, cumulative dividends at the rate of $80.00 per year on each share of Series B Preferred Stock and no more, calculated on the basis of a year of 360 days consisting of twelve 30-day months, payable annually on each Dividend Due Date, commencing March 31, 1995, with respect to the year or period ending on the Dividend Due Date. Dividends on each share of Series B Preferred Stock shall accrue and be cumulative from and after the date of issuance of such share of Series B Preferred Stock. If more or less than one year shall have elapsed from the date of issuance of Series B Preferred Stock to the first Dividend Due Date after such issuance, the dividends payable on such Dividend Due Date shall be the amount payable on each subsequent Dividend Due Date multiplied by a fraction, the numerator of which is the number of days from the date of issuance of the Series B Preferred Stock to such first Dividend Due Date and the denominator of which is 360. The record date for the payment of dividends on the Series B Preferred Stock shall in no event be more than sixty (60) days prior to a Dividend Due Date.

     On each Dividend Due Date all dividends which shall have accrued on each share of Series B Preferred Stock outstanding on such Dividend Due Date shall accumulate and be deemed to become "due". Any dividend which shall not be paid on the Dividend Due Date on which it shall become due shall be deemed to be "past due" until such dividend shall be paid or until the share of Series B Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. No interest, sum of money in lieu of interest, or other property or securities shall be payable in respect of any dividend payment or payments which are past due. Dividends paid on shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

     Except as otherwise provided in the next succeeding sentence, the cash payment of any dividend with respect to the Series B Preferred Stock that is due or past due as to any particular year (or, in the case of the dividend payable on March 31, 1995, the period from the date of issuance through March 31, 1995) shall be made only to the extent that the Corporation's net income from and after December 1, 1993 exceeds the product of $200,000 multiplied by the number of years elapsed from December 1, 1993 through the last day of the fiscal year next preceding the Dividend Due Date with respect to such year or period. Notwithstanding the preceding sentence, all dividends with respect to the Series B Preferred Stock that are due or past due shall be payable by the Corporation in connection with the redemption or repurchase of shares of such Series B Preferred Stock or upon the liquidation, dissolution or winding up of the Corporation. The determination of the Corporation's net income for purposes of this
Section 2 shall be based on the Corporation's audited financial statements.

     If a dividend upon any shares of Series B Preferred Stock, or any other outstanding preferred stock of the Corporation ranking on a parity with the Series B Preferred Stock as to dividends, is in arrears, all dividends or other distributions declared upon each series of such stock (other than dividends paid in stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends and upon liquidation, dissolution or winding up) may only be declared pro rata so that in all cases the amount of dividends or other distributions declared per share on each such series bear to each other the same ratio that the accumulated and unpaid dividends per share on the shares of each such series bear to each other. Except as set forth above, if a dividend upon any shares of Series B Preferred Stock, or any other outstanding stock of the Corporation ranking on a parity with the Series B Preferred Stock as to dividends, is in arrears: (i) no dividends - in cash, stock or other property - may be paid or declared and set aside for payment or any other distribution made upon any stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends (other than dividends or distributions in stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends and upon liquidation, dissolution or winding up); (ii) no stock of the Corporation ranking on a parity with the Series B Preferred Stock as to dividends may be (A) redeemed pursuant to a sinking fund or otherwise, except (1) by means of a redemption pursuant to which all outstanding shares of the Series B Preferred Stock and all stock of the Corporation ranking on a parity with the Series B Preferred Stock as to dividends are redeemed or pursuant to which a pro rata redemption is made from all holders of the Series B Preferred Stock and all stock of the Corporation ranking on a parity with the Series B Preferred Stock as to dividends, the amount allocable to each series of such stock being determined on the basis of the aggregate liquidation preference of the outstanding shares of each series and the shares of each series being redeemed only on a pro rata basis, or (2) by conversion of such parity stock into, or exchange of such parity stock for, stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends and upon liquidation, dissolution or winding up, or (B) purchased or otherwise acquired for any consideration by the Corporation except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Series B Preferred Stock and all stock of the Corporation ranking on a parity with the Series B Preferred Stock as to dividends (which offers shall describe such proposed acquisition of all such parity stock), which offers shall each have been accepted by the holders of at least 50% of the shares of each series or class of stock receiving such offer outstanding at the commencement of the first such purchase offers, or (2) by conversion of such parity stock into, or exchange of such parity stock for, stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends and upon liquidation, dissolution or winding up; and (iii) no stock ranking junior to the Series B Preferred Stock as to dividends may be redeemed, purchased, or otherwise acquired for consideration (including pursuant to sinking fund requirements) except by conversion into or exchange for stock of the Corporation ranking junior to the Series B Preferred
Stock as to dividends and upon liquidation, dissolution or winding up.

     (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 2, purchase or otherwise acquire such shares at such time and in such manner.

     3. VOTING RIGHTS. Except as provided in this Section 3, the Series B Preferred Stock shall not have any right to vote for the election of directors or for any other purpose. So long as the Series B Preferred Stock is outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least a majority of all outstanding shares of Series B Preferred Stock voting separately as a series, amend, alter or repeal any provision of the Articles of Incorporation or the By-laws of the Corporation or of this Resolution so as to adversely affect the powers, preferences or special rights of the Series B Preferred Stock. Without the affirmative vote or consent of the holders of at least a majority of all outstanding shares of Series B Preferred Stock, the Corporation shall not authorize, or increase the authorized amount of, any class or series of stock, or any equity security convertible into stock of such class or series, ranking senior to the Series B Preferred Stock in respect of the payment of dividends or upon liquidation, dissolution or winding up. The Series
B Preferred Stock shall also be entitled to vote as a series (the affirmative vote or consent of the holders of at least a majority of the outstanding shares of Series B Preferred Stock being required) on any reclassification of the Series B Preferred Stock and to vote on any matter with respect to which a class or series vote by the Series B Preferred Stock (whether together with another class or series of the stock of the Corporation or by itself) shall be expressly required by Colorado law and on any other matter with respect to which the Corporation's Board of Directors shall direct (whether together with another class or series of the stock of the Corporation or by itself) that the Series B Preferred Stock is to be voted as a separate class or series. A class or series vote on the part of the Series B Preferred Stock shall, without limitation, specifically not be required (except as otherwise required by law or resolution of the Corporation's Board of Directors) in connection with: (i) the authorization, issuance or increase in the authorized amount of any shares of any other class or series of stock which ranks junior to, or on a parity with, the Series B Preferred Stock as to dividends and upon the liquidation, dissolution or winding up of the Corporation; (ii) the authorization, issuance or increase in the amount of any bonds, mortgages, debentures or other obligations of the Corporation; (iii) any merger or consolidation involving the Corporation, except as provided in the following paragraph; or (iv) any reclassification of any stock ranking junior to, or on a parity with, the Series B Preferred Stock as to dividends and upon liquidation, dissolution or winding up.

     The affirmative vote or consent of the holders of a majority of the outstanding shares of Series B Preferred Stock, voting or consenting separately as a series, shall be required to approve any merger or consolidation of the Corporation with or into any other corporation in which the Corporation is not the surviving entity unless
(i) the terms of such merger or consolidation provide that the terms of the Series B Preferred Stock shall remain unchanged and (ii) the Series B Preferred Stock is, after such merger or consolidation, on a parity with or senior to any other class or series of capital stock authorized by the surviving corporation as to dividends and upon liquidation, dissolution or winding up, other than any such class or series of Preferred Stock of the Corporation ranking senior to the Series B Preferred Stock either as to dividends or upon liquidation, dissolution or winding up as may be or may have been created with the affirmative vote or consent of the holders of at least a majority of the outstanding shares of the Series B Preferred Stock (or the shares into which such senior Preferred Stock is converted as a result of such merger or consolidation). The foregoing provision shall not, however, apply to a purchase or other acquisition of the Corporation by another corporation in any manner which does not involve a statutory merger or consolidation, and the Series B Preferred Stock shall have no voting rights whatsoever in the case of any such purchase or acquisition.

     With respect to the matters set forth in this Section 3, shares of the Series B Preferred Stock entitled to vote pursuant to the terms of such Section 3 shall be entitled to one vote per share.

     4. REDEMPTION. The Series B Preferred Stock may be redeemed at the option of the Corporation, as a whole at any time or in part from time to time, at a price per share equal to $1,000 plus all dividends (whether or not declared or due) accrued and unpaid to the date of redemption (the "Redemption Price").

     No sinking fund shall be established for the Series B Preferred
Stock.

     Notice of any proposed redemption of shares of Series B Preferred Stock shall be mailed by means of first class mail, postage paid, addressed to the holders of record of the shares of Series B Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Corporation, at least thirty (30) but not more than sixty (60) days prior to the date fixed for such redemption (herein referred to as the "Redemption Date"). Each such notice shall specify
(i) the Redemption Date, (ii) the Redemption Price, (iii) the place for payment and for delivering the stock certificate(s) and transfer instrument(s) in order to collect the Redemption Price and (iv) the shares of Series B Preferred Stock to be redeemed. Any notice mailed in such manner shall be conclusively deemed to have been duly given whether or not such notice is in fact received. If less than all the outstanding shares of Series B Preferred Stock are to be redeemed, the Corporation will select those to be redeemed pro rata, by lot or by a substantially equivalent method. In order to facilitate the redemption of the Series B Preferred Stock, the Board of Directors may fix a record date for determination of holders of Series B Preferred Stock to be redeemed, which shall not be more than sixty (60) days prior to the Redemption Date with respect thereto.

     The holder of any shares of Series B Preferred Stock redeemed upon any exercise of the Corporation's redemption right shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to such redemption (i) the certificates representing such shares of Series B Preferred Stock and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares of Series B Preferred Stock to the Corporation free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Series B Preferred Stock after its Redemption Date.

     At the close of business on the Redemption Date for any share of Series B Preferred Stock, such share shall (provided the Redemption Price (including any accrued and unpaid dividends to the Redemption
Date) of such share has been paid or properly provided for) be deemed to cease to be outstanding and all rights of any person other than the Corporation in such share shall be extinguished on the Redemption Date for such share (including all rights to receive future dividends with respect to such share) except for the right to receive the Redemption Price (including any accrued and unpaid dividends to the Redemption
Date), without interest, for such share in accordance with the provisions of this Section 4, subject to applicable escheat laws.

     Subject to Section 2 hereof, the Corporation shall have the right at any time to acquire any shares of Series B Preferred Stock from the owner of such shares on such terms as may be agreeable to such owner. Shares of Series B Preferred Stock may be acquired by the Corporation from any stockholder pursuant to this paragraph without offering any other stockholder an equal opportunity to sell his stock to the Corporation, and no purchase by the Corporation from any stockholder pursuant to this paragraph shall be deemed to create any right on the part of any other stockholder to sell any shares of Series B Preferred Stock (or any other stock) to the Corporation.

     Notwithstanding the foregoing provisions of this Section 4, and subject to the provisions of Section 2 hereof, if a dividend upon any shares of Series B Preferred Stock is past due, (i) no shares of the Series B Preferred Stock may be redeemed, except (A) by means of a redemption pursuant to which all outstanding shares of the Series B Preferred Stock are simultaneously redeemed or pursuant to which the outstanding shares of the Series B Preferred Stock are redeemed on a pro rata basis or (B) by conversion of shares of Series B Preferred Stock into, or exchange of such shares for, Common Stock or any other stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends and upon liquidation, dissolution or winding up, and
(ii) the Corporation shall not purchase or otherwise acquire any shares of the Series B Preferred Stock, except (A) pursuant to a purchase or exchange offer made on the same terms to all holders of the Series B Preferred Stock or (B) by conversion of shares of Series B Preferred Stock into, or exchange of such shares for, Common Stock or any other stock of the Corporation ranking junior to the Series B Preferred
Stock as to dividends and upon liquidation, dissolution or winding up.

     5. LIQUIDATION. In the event of any voluntary or involuntary dissolution, liquidation or winding up of the Corporation (for the purposes of this Section 5, a "Liquidation"), before any distribution of assets shall be made to the holders of the Common Stock or the holders of any other stock that ranks junior to the Series B Preferred Stock in respect of distributions upon the Liquidation of the Corporation, the holder of each share of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, an amount per share equal to $1,000 plus all dividends (whether or not declared or due) accrued and unpaid on such share on the date fixed for the distribution of assets of the Corporation to the holders of Series B Preferred Stock.

     If upon any Liquidation of the Corporation, the assets available for distribution to the holders of Series B Preferred Stock and any other stock of the Corporation ranking on a parity with the Series B Preferred Stock upon Liquidation issued by the Corporation which shall then be outstanding (hereinafter in this paragraph called the "Total Amount Available") shall be insufficient to pay the holders of all outstanding shares of Series B Preferred Stock and all other such parity stock the full amounts (including all dividends accrued and unpaid) to which they shall be entitled by reason of such Liquidation of the Corporation, then there shall be paid to the holders of the Series B Preferred Stock in connection with such Liquidation of the Corporation, an amount equal to the product derived by multiplying the Total Amount Available by a fraction, the numerator of which shall be the full amount to which the holders of the Series B Preferred Stock shall be entitled under the terms of the preceding paragraph by reason of such Liquidation of the Corporation and the denominator of which shall be the total amount which would have been distributed by reason of such Liquidation of the Corporation with respect to the Series B Preferred Stock and all other stock ranking on a parity with the Series B Preferred Stock upon Liquidation then outstanding had the Corporation possessed sufficient assets to pay the maximum amount which the holders of all such stock would be entitled to receive in connection with such Liquidation of the Corporation.

     The voluntary sale, conveyance, lease, exchange or transfer of all or substantially all the property or assets of the Corporation, or the merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into the Corporation, or any purchase or redemption of some or all of the shares of any class or series of stock of the Corporation, shall not be deemed to be a Liquidation of the Corporation for the purpose of this Section 5 (unless in connection therewith the Liquidation of the Corporation is specifically approved).

     The holder of any shares of Series B Preferred Stock shall not be entitled to receive any payment owed for such shares under this Section 5 until such holder shall cause to be delivered to the Corporation: (i) the certificate(s) representing such shares of Series B Preferred Stock and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares of the Series B Preferred Stock to the Corporation free of any adverse interest. As in the case of the Redemption Price, no interest shall accrue on any payment upon Liquidation after the due date thereof.

     After payment of the full amount of the liquidating dividend to which they are entitled, the holders of shares of the Series B
Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation.

     6. PAYMENTS. Any payment which may be owed for the payment of the Redemption Price for any shares of Series B Preferred Stock pursuant to Section 4 or the payment of any amount distributable with respect to any shares of Series B Preferred Stock under Section 5 shall be deemed to have been "paid or properly provided for" upon the earlier to occur of the date upon which a check payable to the person entitled to receive such payment shall be (i) delivered to such person or (ii) mailed to such person at either the address of such person then appearing on the books of the Corporation or such other address as the Corporation shall deem reasonable.

     7. STATUS OF REACQUIRED SHARES OF Series B PREFERRED STOCK. Shares of Series B Preferred Stock issued and reacquired by the Corporation (including, without limitation, shares of Series B Preferred Stock which have been redeemed pursuant to the terms of
Section 4 hereof) shall have the status of authorized and unissued shares of Preferred Stock, undesignated as to series, subject to later issuance.

     8. FRACTIONAL SHARES. In the event the holder of Series B Preferred Stock shall be entitled to receive a fractional interest in a share of Series B Preferred Stock, except as otherwise provided herein, the Corporation shall either, in the sole discretion of the Board of Directors, (i) round such fractional interest up to the next whole share of Series B Preferred Stock, (ii) issue a fractional share of such stock, (iii) deliver cash in the amount of the fair market value of such fractional interest, or (iv) issue scrip representing a fractional share of such stock entitling the holder to receive a full share of such stock upon the surrender of such scrip aggregating a full share of such stock.

     9. PREEMPTIVE RIGHTS. The Series B Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation;

                              MAIL TO:
                      Colorado Secretary of State
                          Corporations Office
                     1575 Sherman Street, 2nd Floor
                           Denver, CO  80203
                            (303) 866-2361

                STATEMENT OF CHANGE OF REGISTERED OFFICE
                      OR REGISTERED AGENT OR BOTH

Pursuant to the provisions of the Colorado Corporations Code, the Colorado Nonprofit Corporation Act and the Colorado Uniform Limited Partnership Act of 1981, the undersigned corporation or limited
partnership organized under the laws of           COLORADO      submits
the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado.

     First:  The name of the corporation or limited partnership is:
             PAK MAIL CENTERS OF AMERICA, INC.

     Second: The address of its REGISTERED OFFICE is:
             1400 Glenarm Place, Denver, Colorado 80202

     Third:  The name of its REGISTERED AGENT is:
             The Prentice-Hall Corporation System, Inc.

     Fourth: The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

     Fifth:  The address of its place of business in Colorado is
                                      3033 So. Parker Road, Ste 1200
                                      Aurora, CO  80014 (Note 1)

                              By:      \s\ P. Evan Lasky  (Note 2)

IMPORTANT!  PLEASE READ CAREFULLY!      Its Exec. Vice president
If you are a not-to-profit corporation  Its            authorized agent
of a limited partnership, the form must Its            registered agent(Note 3)
be notarized.  If you are a business    Its            general partner
(profit) corporation, no notarization   Its            manager
is required.

                                    SECRETARY OF STATE
                                   CORPORATIONS SECTION

                                   ARTICLES OF AMENDMENT
                                          TO THE
                                 ARTICLES OF INCORPORATION

        Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation.

FIRST:  The name of the corporation is    PAK MAIL CENTERS OF AMERICA, INC.

SECOND:  The following amendment of the Articles of Incorporation was
adopted on      February 24, 1995     , as prescribed by the Colorado
Business Corporation Act, in the manner marked with an X below:

      No shares have been issued or Directors Elected - Action by Incorporators

      No shares have been issued but Directors Elected - Action by Directors

      Such amendment was adopted by the board of directors where shares have been issued.

 X   Such amendment was adopted by a vote of the shareholders.
     The number of shares voted for the amendment was sufficient for approval.

                             SEE ATTACHMENT A


THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassificiation, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

                             SEE ATTACHMENT A

If these amendments are to have delayed effective date, please list that date:

                       5:00pm EST on March 24, 1995

                              PAK MAIL CENTERS OF AMERICA, INC.

                              By:  \s\ John E. Kelly
                                   Its President/CEO

     Article IV of the Articles of Incorporation of Pak Mail Centers of America, Inc. (the Company ) is hereby amended by adding the following provisions:

 4.9 Reverse Stock Split. At 5:00pm EST on March 24, 1995 (the Effective Date ), each share of the Company s Common Stock, par value
$0.001 per share, issued and outstanding (the Old Common Stock ), shall automatically and without any action on the part of the holder thereof be reclassified and changed into one-fiftieth (1/50) of a share of the Company s Common Stock, par value $0.001 per share (the New Common Stock ), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates, which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the Old Certificates, whether one or more), shall be entitled to receive, upon surrender of such Old Certificates the Company s exchange agent (the Exchange Agent ) for cancellation, a certificate or certificates (the New Certificates, whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right or receive New Certificates (and, where applicable, cash in lieu of fractional shares, as provided below) pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote or to any other rights of a shareholder of the Company. A holder of Old Certificates shall receive, in lieu of any fraction of a share of New Common Stock to which the holder would other wise be entitled, a cash payment equal to the number of shares of Old Common Stock that would otherwise be converted to a fractional share of New Common Stock multiplied by $.03. If more than one Old Certificate shall be surrendered at one time for the account of the same shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Exchange Agent that such taxes are not payable.